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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  May 30, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Sale and Servicing Agreement, dated as of May 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-2, Home Loan Asset-Backed Notes, Series 1997-2).


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-21071       06-1442101
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.   Other Events.
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     On  May  30, 1997,  Financial  Asset  Securities  Corp. (the  "Company")
entered into (i) a Sale and Servicing Agreement, dated as of May 1, 1997, by and among, the Company, as depositor, Empire, as transferor and servicer, Empire Funding Home Loan Owner Trust 1997-2, as the Owner Trust, and First Bank, as co-owner trustee and indenture trustee, relating to the Empire Funding Home Loan Owner Trust 1997-2, Home Loan Asset-Backed Notes, Series 1997-2 (the "Notes"); and (ii) an Indenture dated as of May 1, 1997 (the "Indenture"), by and among the Owner Trust and First Bank, as indenture
trustee, relating  to the Notes.   The Sale  and Servicing Agreement  and the
Indenture are annexed hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

     In addition, the Owner Trust, Empire and First Bank, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of May 1, 1997 (the "Administration Agreement"). The Administration Agreement is annexed hereto as Exhibit 99.3.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1      Sale and Servicing Agreement
     99.2      Indenture
     99.3      Administration Agreement



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By:
                                  -------------------------------
                                  Name:  Craig A. Braun
                                  Title:  Vice President




Dated:  June 12, 1997


                                Exhibit Index
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Exhibit                                           Page
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99.1      Sale and Servicing Agreement

99.2      Indenture

99.3      Administration Agreement